JUNE 29, 2018

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD MUNICIPAL REAL RETURN FUND SUMMARY PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED MARCH 1, 2018

AND
HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED MARCH 1, 2018, AS SUPPLEMENTED THROUGH JUNE 25, 2018

Reorganization of The Hartford Municipal Real Return Fund

with and into The Hartford Municipal Opportunities Fund

At a Special Meeting of shareholders held on June 28, 2018, shareholders of The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”), a series of The Hartford Mutual Funds II, Inc., approved an Agreement and Plan of Reorganization that provides for the reorganization of the Municipal Real Return Fund with and into The Hartford Municipal Opportunities Fund, a series of The Hartford Mutual Funds, Inc. (the “Reorganization”). The Reorganization is expected to occur on or about July 16, 2018.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7390	June 2018